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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                          PROGRESS SOFTWARE CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)

              MASSACHUSETTS                              04-2746201
    -------------------------------                      ----------
    (State of other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                   Identification No.)

  14 OAK PARK, BEDFORD, MASSACHUSETTS                       01730
---------------------------------------                     -----
(Address of Principal Executive Offices)                  (Zip code)

                          Progress Software Corporation
                          2002 NONQUALIFIED STOCK PLAN
                          ----------------------------
                            (Full title of the plan)

                    Joseph W. Alsop, Chief Executive Officer
                          Progress Software Corporation
                                   14 Oak Park
                          BEDFORD, MASSACHUSETTS 01730
                          ----------------------------
                     (Name and address of agent for service)
                                 (781) 280-4000
                                 --------------
                     (Telephone number, including area code,
                              of agent for service)

                                 WITH A COPY TO:
                           Robert L. Birnbaum, Esquire
                                 Foley Hoag LLP
                              155 Seaport Boulevard
                           Boston, Massachusetts 02210
                                 (617) 832-1000

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

-----------------------------------------------------------------------------------------------------------------

                                       CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------
  Title of each class of      Amount to be      Proposed maximum        Proposed maximum            Amount of
securities to be registered   Registered(1)  offering price per share  aggregate offering price  Registration Fee
---------------------------  --------------  ------------------------  ------------------------  ----------------
 Common Stock, $.01
   par value per share        3,000,000 (2)         $12.29 (3)             $36,870,000 (3)          $3,392.04
---------------------------  --------------  ------------------------  ------------------------  -----------------
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(1)  Pursuant to Rule 416(a) under the Securities Act of 1933, there are also registered an indeterminate number of additional shares which may be issued if the antidilution provisions of the Plan become operative.

(2) Represents shares issuable pursuant to options or awards that may be granted in the future under the Plan.

(3) In accordance with Rules 457(c) and (h)(1) under the Securities Act of 1933, the offering price for these shares is estimated, solely for the purpose of determining the registration fee, based on the average of the high and low sale prices of the common stock as reported by the Nasdaq Stock Market on November 12, 2002.


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INTRODUCTION

         This Registration Statement covers 3,000,000 shares of our common stock issuable pursuant to our 2002 Nonqualified Stock Plan. These shares are in addition to the 3,500,000 shares of common stock issuable pursuant to the 2002 Nonqualified Stock Option Plan that have been registered pursuant to the Registration Statement on Form S-8, File No. 333-98035, which we filed with the Securities and Exchange Commission on August 13, 2002.

         The contents of our Registration Statement on Form S-8, File No. 333-98035, are incorporated herein by reference.


PART II

         INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.

         The Exhibit Index immediately preceding the exhibits is attached hereto and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Bedford, Commonwealth of Massachusetts, on the 15th day of November, 2002.

                                          PROGRESS SOFTWARE CORPORATION
                                          By: /s/ Joseph W. Alsop
                                              ----------------------------------
                                                  Joseph W. Alsop
                                              Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Joseph W. Alsop and Norman R. Robertson, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing which they, or any of them, may deem necessary or advisable to be done in connection with this Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

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

Signature                                     Title                                      Date
---------                                     -----                                      ----

/s/ JOSEPH W. ALSOP                           Chief Executive Officer and Director       November 15, 2002
----------------------------------------      (Principal Executive Officer)
            Joseph W. Alsop

/s/ NORMAN R. ROBERTSON                       Senior Vice President, Finance and         November 15, 2002
----------------------------------------      Administration and Chief Financial
          Norman R. Robertson                 Officer (Principal Financial Officer)

/s/ DAVID H. BENTON, JR.                      Vice President and Corporate               November 15, 2002
----------------------------------------      Controller  (Principal Accounting
         David H. Benton, Jr.                 Officer)

/s/ LARRY R. HARRIS                           Director                                   November 15, 2002
----------------------------------------
            Larry R. Harris

/s/ ROGER J. HEINEN, JR.                      Director                                   November 15, 2002
----------------------------------------
        Roger J. Heinen, Jr.


Signature                                     Title                                      Date
---------                                     -----                                      ----
/s/ MICHAEL L. MARK                           Director                                   November 15, 2002
----------------------------------------
            Michael L. Mark

/s/ ARTHUR J. MARKS                           Director                                   November 15, 2002
----------------------------------------
            Arthur J. Marks

/s/ SCOTT A. MCGREGOR                         Director                                   November 15, 2002
----------------------------------------
           Scott A. McGregor

/s/ AMRAM RASIEL                              Director                                   November 15, 2002
----------------------------------------
             Amram Rasiel



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                                    EXHIBITS


5.1      Opinion of Counsel

23.1     Consent of Deloitte & Touche LLP

23.2     Consent of Counsel (included in Exhibit 5.1)

24.1     Power of Attorney (contained on the signature page)